UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 6, 2019

Rhino Resource Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-34892	27-2377517
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

424 Lewis Hargett Circle, Suite 250

Lexington, Kentucky 40503

(Address of principal executive office) (Zip Code)

(859) 389-6500

(Registrants’ telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.[  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 1.01 Entry into a Material Definitive Agreement.

Pennyrile APA

On September 6, 2019, Rhino Energy LLC (“Rhino Energy”), Pennyrile Energy LLC (“Pennyrile LLC”), CAM Mining LLC, Castle Valley Mining LLC and Rhino Services LLC (“Sellers”) and Alliance Coal (“Buyer”) and Alliance Resource Partners, L.P. (“Buyer Parent”) entered into an Asset Purchase Agreement (the “Pennyrile APA”) pursuant to which Sellers sold to Buyer all of the real property, permits, equipment and inventory and certain other assets associated with the Pennyrile Mine Complex in exchange for approximately $3.7 million, subject to certain adjustments.

Pursuant to the Pennyrile APA, Sellers retain liability for certain employee claims, subsidence claims arising from pre-closing mining operations, MSHA liabilities and certain other matters. The Pennyrile APA also provides that Buyer shall have the right to conduct diligence on the Pennyrile Mine Complex and may contest the fair market value of the purchased assets or the estimate of the costs of the assumed liabilities following such diligence investigation. In the event Buyer does contest such amounts, the parties will attempt to resolve the dispute and to the extent they cannot, will submit the matter to a third party to make a final determination with respect to such matters, and will adjust the purchase price accordingly.

The parties have made customary representations, warranties and covenants in the Pennyrile APA. The closing of the transactions contemplated by the Asset Purchase Agreement are subject to a number of closing conditions, including, among others, the performance of applicable covenants and accuracy of representations and warranties and absence of material adverse changes in the condition of the Pennyrile Mine Complex. Subject to the satisfaction of closing conditions, the transactions contemplated by the Pennyrile APA are expected to close in the fourth quarter of 2019.

Coal Supply APA

On September 6, 2019, Rhino Energy and Pennyrile LLC, as Sellers, Rhino Resource Partners LP (the “Partnership”), and Buyer and Buyer Parent entered into an Asset Purchase Agreement for the sale and assignment of certain coal supply agreements associated with the Pennyrile Mine Complex (the “Coal Supply APA”) in exchange for approximately $7.3 million. The Coal Supply APA includes customary representations of the parties thereto, and indemnification for losses arising from the breaches of such representations and for liabilities arising during the period in which the relevant parties were not party to the coal supply agreements. The transactions contemplated by the Coal Supply APA closed upon the execution thereof.

Fifth Amendment to Financing Agreement

On September 6, 2019, Rhino Energy, the Partnership, certain of Rhino Energy’s subsidiaries identified as Borrowers, and certain other Rhino Energy subsidiaries identified as Guarantors entered into a fifth amendment (the “Financing Agreement Amendment”) to the Financing Agreement (the “Financing Agreement”) originally executed on December 27, 2017 with Cortland Capital Market Services LLC, as Collateral Agent and Administrative Agent, CB Agent Services LLC, as Origination Agent and the parties identified as Lenders therein (the “Lenders”).

The Financing Agreement Amendment (i) extends the maturity of the Financing Agreement to December 27, 2022, (ii) provides a $5.0 million term loan provided by the Lenders to the Borrowers under the delayed draw feature of the Financing Agreement, (iii) extends the period by which an applicable premium payable to the Lenders will be calculated to December 31, 2021, (iv) modifies the certain definitions and concepts to account for Rhino’s recent acquisition of properties from Blackjewel, (v) permits the disposition of the Pennyrile Mining Complex and (viii) provides for the payment of additional fees to the Lenders, including a consent fee of $1.0 million, an amendment fee of $825,000 and an increase in the lender exit fee of 1.00% of the amount of term loans made under the Financing Agreement.

The foregoing descriptions of the Pennyrile APA, the Coal Supply APA and the Financing Agreement Amendment are summaries and are qualified in their entirety by reference to the full text of the Pennyrile APA, the Coal Supply APA and the Financing Agreement Amendment, copies of which are attached hereto as Exhibit 2.1, 2.2 and 10.1, respectively, and are incorporated into this Current Report on Form 8-K by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Financing Agreement Amendment is incorporated by reference into this Item 2.03.

Item 7.01 Regulation FD.

On September 6, 2019, the Partnership issued a press release announcing the sale of the Pennyrile Mining Complex, a copy of which is furnished herewith as Exhibit 99.1.

The information contained in Item 7.01 of this Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, unless Rhino specifically states in a future filing that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1	Asset Purchase Agreement (Riveredge Mine Assets) dated September 6, 2019, by and among Rhino Energy LLC, Pennyrile Energy LLC, CAM Mining LLC, Castle Valley Mining LLC, and Rhino Services LLC as Sellers, Rhino Resource Partners LP, the Seller’s parent, Alliance Coal, LLC as Buyer, and Alliance Resource Partners, L.P., as Buyer’s parent dated September 6, 2019
2.2	Asset Purchase Agreement (Coal Supply Agreements) dated September 6, 2019, by and among Rhino Energy LLC and Pennyrile Energy LLC, as Seller, Rhino Resource Partners LP, Seller’s parent, Alliance Coal, LLC as Buyer, and Alliance Resource Partners, L.P., as Buyer’s parent.
10.1	Fifth Amendment to Financing Agreement dated as of September 6, 2019, by and among Rhino Resource Partners LP, as Parent, Rhino Energy LLC and each subsidiary of Rhino Energy listed as a borrower on the signature pages thereto, as Borrowers, Parent and each subsidiary of Parent listed as a guarantor on the signature pages thereto, as Guarantors, the lenders from time to time party thereto, as Lenders, Cortland Capital Market Services LLC, as Collateral Agent and Administrative Agent and CB Agent Services LLC, as Origination Agent.
99.1	Press Release dated September 6, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RHINO RESOURCE PARTNERS LP

	By:	Rhino GP LLC
its General Partner

Dated: September 12, 2019	By:	/s/ Whitney C. Kegley
Whitney C. Kegley
Vice President, Secretary and General Counsel